UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05749

THE CHINA FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK & TRUST COMPANY
2 AVENUE DE LAFAYETTE
P.O. BOX 5049
BOSTON, MA  02206-5049

(Address of principal executive offices)(Zip code)

Copy to:

Tracie A. Coop	Leonard B. Mackey, Jr., Esq.
Secretary	Clifford Chance US LLP
The China Fund, Inc.	31 West 52nd Street
4 Copley Place, 5th Floor	New York, New York 10019-6131
CPH-0326
Boston, MA 02116

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (888) 246-2255

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2010

Item 1.  Report to Stockholders.

                              THE CHINA FUND, INC.

                                  ANNUAL REPORT

                                OCTOBER 31, 2010

                                         THE CHINA FUND, INC.
                                         TABLE OF CONTENTS

                                           PAGE
                                           ----
Key Highlights                                1
Asset Allocation                              2
Industry Allocation                           3
Chairman's Statement                          4
Investment Manager's Statement                5
About the Portfolio Manager                   7
Schedule of Investments                       8
Financial Statements                         14
Notes to Financial Statements                19
Report of Independent Registered Public
  Accounting Firm                            30
Other Information                            31
Board Deliberation Regarding
  Approval of Investment
  Management Agreements                      33
Dividends and Distributions;
  Dividend Reinvestment
  and Cash Purchase Plan                     37
Directors and Officers                       40

THE CHINA FUND, INC.
KEY HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                       FUND DATA
--------------------------------------------------------------------------------------
             NYSE STOCK SYMBOL                                  CHN
--------------------------------------------------------------------------------------
               LISTING DATE                                JULY 10, 1992
--------------------------------------------------------------------------------------
            SHARES OUTSTANDING                              22,781,762
--------------------------------------------------------------------------------------
        TOTAL NET ASSETS (10/31/10)                      US$785.0 MILLION
--------------------------------------------------------------------------------------
   NET ASSET VALUE PER SHARE (10/31/10)                       $34.46
--------------------------------------------------------------------------------------
     MARKET PRICE PER SHARE (10/31/10)                        $33.45
--------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                        TOTAL RETURN(1)
-----------------------------------------------------------------------------------------------
       PERFORMANCE AS OF
           10/31/10:                    NET ASSET VALUE                   MARKET PRICE
-----------------------------------------------------------------------------------------------
            1-Year                           27.67%                           33.70%
-----------------------------------------------------------------------------------------------
       3-Year Cumulative                      5.92%                           20.39%
-----------------------------------------------------------------------------------------------
       3-Year Annualized                      1.94%                            6.38%
-----------------------------------------------------------------------------------------------
       5-Year Cumulative                    243.13%                          215.44%
-----------------------------------------------------------------------------------------------
       5-Year Annualized                     27.97%                           25.83%
-----------------------------------------------------------------------------------------------
      10-Year Cumulative                    676.21%                          942.53%
-----------------------------------------------------------------------------------------------
      10-Year Annualized                     22.74%                           26.42%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                        DIVIDEND HISTORY
-----------------------------------------------------------------------------------------------
          RECORD DATE                       INCOME                        CAPITAL GAINS
-----------------------------------------------------------------------------------------------
           12/24/09                         $0.2557                               --
-----------------------------------------------------------------------------------------------
           12/24/08                         $0.4813                          $5.3361
-----------------------------------------------------------------------------------------------
           12/21/07                         $0.2800                         $11.8400
-----------------------------------------------------------------------------------------------
           12/21/06                         $0.2996                          $3.7121
-----------------------------------------------------------------------------------------------
           12/21/05                         $0.2172                          $2.2947
-----------------------------------------------------------------------------------------------
           12/22/04                         $0.1963                          $3.3738
-----------------------------------------------------------------------------------------------
           12/31/03                         $0.0700                          $1.7100
-----------------------------------------------------------------------------------------------
           12/26/02                         $0.0640                          $0.1504
-----------------------------------------------------------------------------------------------
           12/31/01                         $0.1321                               --
-----------------------------------------------------------------------------------------------
           12/31/00                              --                               --
-----------------------------------------------------------------------------------------------
           12/31/99                         $0.1110                               --
-----------------------------------------------------------------------------------------------
           12/31/98                         $0.0780                               --
-----------------------------------------------------------------------------------------------
           12/31/97                              --                          $0.5003
-----------------------------------------------------------------------------------------------
           12/31/96                         $0.0834                               --
-----------------------------------------------------------------------------------------------
           12/29/95                         $0.0910                               --
-----------------------------------------------------------------------------------------------
           12/30/94                         $0.0093                          $0.6006
-----------------------------------------------------------------------------------------------
           12/31/93                         $0.0853                          $0.8250
-----------------------------------------------------------------------------------------------
           12/31/92                         $0.0434                          $0.0116
-----------------------------------------------------------------------------------------------

(1) Total investment returns reflect changes in net asset value per share or market price, as the case may be, during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value per share percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Total investment returns are historical and do not guarantee future results.

                                        1

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF OCTOBER 31, 2010 (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    TEN LARGEST LISTED EQUITY INVESTMENTS *
-------------------------------------------------------------------------------
 1.  China Medical System Holdings, Ltd.                            5.89%
-------------------------------------------------------------------------------
 2.  Huiyin Household Appliances Holdings Co., Ltd.                 5.67%
-------------------------------------------------------------------------------
 3.  Wumart Stores, Inc.                                            3.59%
-------------------------------------------------------------------------------
 4.  Hsu Fu Chi International, Ltd.                                 3.22%
-------------------------------------------------------------------------------
 5.  Far Eastern Department Stores, Ltd.                            3.09%
-------------------------------------------------------------------------------
 6.  Shandong Weigao Group Medical Polymer Co., Ltd.                3.06%
-------------------------------------------------------------------------------
 7.  Ping An Insurance (Group) Company of China, Ltd.
     Access Product                                                 3.05%
-------------------------------------------------------------------------------
 8.  Sinopharm Medicine Holding Co., Ltd.                           3.02%
-------------------------------------------------------------------------------
 9.  Boshiwa International Holding, Ltd.                            2.91%
-------------------------------------------------------------------------------
10.  China Fishery Group, Ltd.                                      2.75%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DIRECT INVESTMENTS *
--------------------------------------------------------------------------------
  1.  China Bright                                                   1.91%
--------------------------------------------------------------------------------
  2.  Zong Su Foods                                                  1.91%
--------------------------------------------------------------------------------
  3.  HAND Enterprise Solutions, Co., Ltd. Common Stock              1.81%
--------------------------------------------------------------------------------
  4.  Qingdao Bright Moon Seaweed Group Co., Ltd.                    1.18%
--------------------------------------------------------------------------------
  5.  Ugent Holdings, Ltd.                                           0.00%
--------------------------------------------------------------------------------
  6.  China Silicon Corp., Series A Preferred                        0.00%
--------------------------------------------------------------------------------
  7.  China Silicon Corp., Common Stock                              0.00%
--------------------------------------------------------------------------------
  8.  China Silicon Corp., Warrants                                  0.00%
--------------------------------------------------------------------------------
  9.  HAND Enterprise Solutions, Pte, Ltd. Preferred                 0.00%
--------------------------------------------------------------------------------

* Percentages based on net assets at October 31, 2010.

                                        2

     INDUSTRY ALLOCATION (UNAUDITED)

--------------------------------------------------------------------------------

                                   (Pie Chart)

Consumer Discretionary.............................................   19.3%
Financials.........................................................   15.2%
Consumer Staples...................................................   18.2%
Industrials........................................................    8.0%
Health Care........................................................   19.4
Information Technology.............................................    6.3%
Materials..........................................................    3.9%
Energy.............................................................    2.2%
Utilities..........................................................    1.9%
Telecommunications.................................................    1.5%
Others.............................................................    4.1%
Total Net Assets...................................................  100.0%

Fund holdings are subject to change and percentages shown above are based on total net assets as of October 31, 2010. A complete list of holdings as of
October 31, 2010 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com.  You may also obtain holdings by calling 1-888-246-2255.

                                        3

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE CHINA FUND INC.
CHAIRMAN'S STATEMENT
TWELVE MONTHS TO OCTOBER 31, 2010

I am pleased to report a strong year for Chinese markets -- and a stronger period still for your fund. With a return of over 30%, the fund outstripped the
16% return on the MSCI Golden Dragon index by a considerable margin.
Gratifyingly, your fund's outperformance stemmed from the long-term themes on which your manager has placed heavy emphasis: China's burgeoning domestic consumption, its far-reaching healthcare reforms and its increasingly amicable relationship with Taiwan.

In the direct-investment portfolio, your manager completed two new investments in the autumn. These were in China Bright Group, a medical-device-maker and distributor spun out of Hong Kong-listed Golden Meditech, and Zong Su Foods, which produces both traditional Chinese and Western-style hams. During the past year, Chinese markets were distinctly out of favor for several months (although your fund performed very well over that period). Investors worried first that
China's growth was too fast and then that it was slowing too much. In fact, after the astonishing rates achieved by dint of Beijing's vast stimulus packages, all the signs are that growth has now reached an appropriate -- and sustainable -- level.

As the panic has abated, foreign capital has started to return to Greater China, with huge inflows during the autumn. For investors with the foresight to have remained invested in the region's best companies, this is a heartening development. I therefore look forward with confidence to reporting another period of strong performance in my next statement.

In conclusion, I draw your attention to Note I on page 29 of these accounts.
Under the Indemnity Agreement referred to in the Note and additional agreements between the Fund and the Direct Investment Manager, The China Fund will be compensated for any loss or expense associated with its investment in Ugent
Holdings, Ltd. The Board considers this a satisfactory resolution of the issues described on page 29. The Board and the Direct Investment Manager are working together to improve policies and procedures for direct investments made by the
Fund in the future.

Yours sincerely,

James Lightburn
Chairman

                                        4

THE CHINA FUND, INC.
INVESTMENT MANAGER'S STATEMENT (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF LISTED AND DIRECT INVESTMENTS

REVIEW

Despite weakness in the first half of 2010, Chinese markets were strong over the
12 months to 31 October. The MSCI Golden Dragon index returned 16.1%. With a gain of 31.5%, the fund did significantly better.

Although Chinese indices ended 2009 strongly, they were notably weak in the first half of 2010, as investors fretted about government measures to cool the property market. Later, concerns shifted to slowing growth and the possibility of a 'hard landing'. But after the summer, it became increasingly clear that
China's growth was simply moderating from its stimulus-induced highs to a more sustainable level. Huge inflows of foreign institutional capital helped to buoy the market in the autumn.

In Taiwan, the key development was July's signing of the Economic Cooperation
Framework Agreement between the island and mainland China. The free-trade agreement was approved by the Taiwan's Legislative Yuan in August. Although
tariff reductions do not come into effect until January, the increasing amount of cross-strait M&A rumours show that companies are not waiting for the starting gun. Another benefit that should not be overlooked is that it will allow
President Ma to sign free-trade agreements with other trading partners; this was previously obstructed by Beijing. Also, we expect negotiations on round two, which will broaden the agreement, to start within six months of the first stage being implemented. In the meantime, Chinese tourists are arriving in ever-
greater numbers, boosting the island's already surging economy.

The fund's substantial outperformance owed a great deal to its heavy emphasis on domestic consumption. Food-related holdings delivered some of the leading performances, with confectioner Hsu Fu Chi, China Fishery and Zhangzidao Fishery
all to the fore. Liquor distillers Zhejiang Guyuelongshan and Wuliangye Yibin also delivered good returns. And as retail sales continued to grow robustly, we enjoyed strong showings from Intime Department Store, Wumart and cosmetics chain
Natural Beauty on the mainland, and from Familymart and Far Eastern Department
Store in Taiwan. Our cornerstone investment in childrenswear Boshiwa was also a success.

The portfolio's overweight position in healthcare produced some standouts too.
The pick of these was China Shineway Pharmaceutical, with Shandong Weigao,
Sinopharm and WuXi PharmaTech also performing well. A number of healthcare stocks were among the largest detractors from returns, however, after the authorities tightened regulations on drug pricing. But as the government presses ahead with its far-reaching healthcare reforms, the prospects for the sector over the next few years remain bright.

OUTLOOK

There were no surprises from the central committee's October deliberations on the next five-year plan -- which itself was not a surprise. The succession of Xi
Jinping to the top job from 2012 was confirmed. The Shanghai World Expo closed after breaking all records (72 million attendees). The Asian Games, staged with a budget larger than that for the London Olympics, took place in Guangzhou in
November. But amid all the triumphalism, a rather sour, defensive tone

                                        5

THE CHINA FUND, INC.
INVESTMENT MANAGER'S STATEMENT (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF LISTED AND DIRECT INVESTMENTS

is developing in Chinese foreign policy (as reflected in the reaction to Liu
Xiaobo winning a Nobel prize). This is one potential threat to markets.

Another slightly worrying sign is the extremely busy IPO market, with untested companies rapturously received. But there is probably still enough pessimism/scepticism towards China investment to limit risks in the near term.
We are relatively sanguine about Taiwan's mayoral elections on 27 November; once they are out of the way, we expect further progress in the cross-strait rapprochement.

                                        6

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGERS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LISTED AND DIRECT INVESTMENT MANAGERS
Mr. Chris Ruffle serves as the portfolio manager for the Fund's portfolio of listed and direct securities. Mr. Ruffle joined Martin Currie in 1994. He is a
Chinese and Taiwanese equity specialist with over 15 years investment experience in Asia. Fluent in Mandarin, Mr. Ruffle has worked in the Far East since 1983.
He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in
Tokyo, before establishing Warburg's office in Taiwan. Mr. Ruffle also manages
The Martin Currie China Hedge Fund and the China "A" Share Fund.

Mr. Shifeng Ke serves as the portfolio manager for the Fund's portfolio of listed and direct securities. Mr. Ke joined Martin Currie's Asia team in 1997 and, until 2002, co-managed the China Heartland Fund, which at that time was the only offshore fund to access China's A-share market. In 2006, Martin Currie,
Chris Ruffle and Shifeng established MC China Limited: a joint venture dedicated to running its range of specialist China strategies. He is co-manager of the
Fund, Martin Currie's A-share products, Martin Currie's China Hedge Fund and the micro-cap China Development Capital Partnership. Shifeng practiced law before moving to China's ministry of labour and social security in 1990, where he worked to develop an investment policy for pension funds.

                                        7

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2010
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                         SHARES            VALUE (NOTE A)
---------------------------------                         ------            --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
HONG KONG
  CONSUMER DISCRETIONARY -- (9.7%)
     FU JI Food & Catering Services*V#(2)............    5,462,000           $         --
     Huiyin Household Appliances Holdings Co.,
       Ltd.*#+(2)....................................  160,413,750             44,491,832
     Intime Department Store Group Co., Ltd.(1)......    7,926,629             12,168,463
     Ports Design, Ltd.(1)...........................    4,549,500             11,045,453
     Shangri-La Asia, Ltd.(1)........................    3,061,555              6,911,628
     Yorkey Optical International Cayman, Ltd.#......    6,142,926              1,101,515
                                                                             ------------
                                                                               75,718,891
                                                                             ------------

  CONSUMER STAPLES -- (3.1%)
     Chaoda Modern Agriculture (Holdings), Ltd.(1)...   12,619,357             10,272,280
     Natural Beauty Bio-Technology, Ltd.#............   47,710,000             14,155,900
                                                                             ------------
                                                                               24,428,180
                                                                             ------------
  ENERGY -- (1.0%)
     Fushan International Energy Group, Ltd.(1)......   12,018,000              8,077,373
                                                                             ------------
  HEALTH CARE -- (2.8%)
     China Shineway Pharmaceutical Group, Ltd.(1)....    4,567,000             15,553,753
     Golden Meditech Co., Ltd.*#(1)..................   35,040,000              6,509,188
                                                                             ------------
                                                                               22,062,941
                                                                             ------------
  UTILITIES -- (1.9%)
     Enn Energy Holdings, Ltd.(1)....................    5,084,000             15,150,179
                                                                             ------------
       TOTAL HONG KONG -- (Cost $80,403,265).........                18.5%    145,437,564
                                                                     ----    ------------

HONG KONG -- "H" SHARES
  CONSUMER DISCRETIONARY -- (2.9%)
     Boshiwa International Holding, Ltd.*#...........   24,932,000             22,867,936
                                                                             ------------
  CONSUMER STAPLES -- (3.6%)
     Wumart Stores, Inc.#(1).........................   12,018,000             28,185,537
                                                                             ------------
  HEALTH CARE -- (12.0%)
     China Medical System Holdings, Ltd.*#+..........   72,353,760             46,202,614
     Shandong Weigao Group Medical Polymer Co.,
       Ltd.#(1)......................................    9,176,000             24,029,774
     Sinopharm Medicine Holding Co., Ltd. ...........    6,056,800             23,713,855
                                                                             ------------
                                                                               93,946,243
                                                                             ------------
  INDUSTRIALS -- (0.9%)
     Fook Woo Group Holdings, Ltd.*..................   19,836,000              7,011,403
                                                                             ------------

See notes to financial statements and notes to schedule of investments.

                                        8

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2010
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                         SHARES            VALUE (NOTE A)
---------------------------------                         ------            --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG -- "H" SHARES (CONTINUED)
  MATERIALS -- (1.4%)
     Zijin Mining Group Co., Ltd.(1)..................  12,050,000           $ 11,347,760
                                                                             ------------
  TELECOMMUNICATIONS -- (1.5%)
     ZTE Corp.(1).....................................   3,212,889             11,936,815
                                                                             ------------
          TOTAL HONG KONG -- "H" SHARES --
            (Cost $77,159,751)........................               22.3%    175,295,694
                                                                     ----    ------------
          TOTAL HONG KONG (INCLUDING "H" SHARES) --
            (Cost $157,563,016).......................               40.8%    320,733,258
                                                                     ----    ------------

SINGAPORE
  CONSUMER STAPLES -- (6.0%)
     China Fishery Group, Ltd.#(1)....................  13,255,000             21,601,120
     Hsu Fu Chi International, Ltd.*#.................   9,484,000             25,271,133
                                                                             ------------
                                                                               46,872,253
                                                                             ------------
  FINANCIALS -- (0.5%)
     Financial One Corp.*#............................  12,030,000              3,809,461
                                                                             ------------
  INFORMATION TECHNOLOGY -- (0.4%)
     CDW Holding, Ltd.#+..............................  51,458,000              3,179,487
                                                                             ------------
          TOTAL SINGAPORE -- (Cost $22,750,327).......                6.9%     53,861,201
                                                                     ----    ------------

TAIWAN
  CONSUMER DISCRETIONARY -- (5.7%)
     FamilyMart Co., Ltd.#............................   4,501,652             12,922,137
     Far Eastern Department Stores, Ltd. .............  19,543,604             24,252,795
     Synnex Technology International Corp. ...........   3,088,006              7,553,243
                                                                             ------------
                                                                               44,728,175
                                                                             ------------
  CONSUMER STAPLES -- (2.9%)
     Lien Hwa Industrial Corp. .......................  13,411,881              9,876,652
     Uni-President Enterprises Corp. .................  10,023,901             13,028,469
                                                                             ------------
                                                                               22,905,121
                                                                             ------------
  FINANCIALS -- (6.4%)
     Cathay Financial Holding Co., Ltd. ..............     635,700                972,602
     Chinatrust Financial Holding Co., Ltd. ..........  11,376,288              7,095,900
     Fubon Financial Holdings Co., Ltd. ..............   5,195,134              6,362,116
     KGI Securities Co., Ltd. ........................  16,984,780              7,987,226

See notes to financial statements and notes to schedule of investments.

                                        9

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2010
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                         SHARES              VALUE (NOTE A)
---------------------------------                         ------              --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
TAIWAN (CONTINUED)
  FINANCIALS (CONTINUED)
     Ruentex Development Co., Ltd. .................      12,694,000           $ 21,058,903
     Yuanta Financial Holdings Co., Ltd. ...........      10,520,593              6,613,700
                                                                               ------------
                                                                                 50,090,447
                                                                               ------------

                                                           FACE
                                                          AMOUNT
                                                          ------
  FINANCIALS -- (1.0%)
     Taiwan Life Insurance Co., Ltd. 4.0%
       12/28/14#+@(2)...............................  NT$200,000,000              7,936,254
                                                                               ------------

                                                          SHARES
                                                          ------
  INFORMATION TECHNOLOGY -- (1.8%)
     WPG Holdings Co., Ltd. ........................       7,457,103             13,856,577
                                                                               ------------
  MATERIALS -- (1.5%)
     China Metal Products Co., Ltd.#................      11,500,347             11,792,724
                                                                               ------------
       TOTAL TAIWAN -- (Cost $82,494,083)...........                   19.3%    151,309,298
                                                                       ----    ------------
UNITED STATES
  CONSUMER DISCRETIONARY -- (0.1%)
     The9, Ltd., ADR*(1)............................         110,304                614,393
                                                                               ------------
  ENERGY -- (1.2%)
     Far East Energy Corp.*#+.......................      17,529,277              9,730,502
                                                                               ------------
  HEALTH CARE -- (2.9%)
     Mindray Medical International, Ltd., ADR(1)....         291,700              8,453,466
     WuXi PharmaTech Cayman, Inc., ADR*(1)..........         883,490             14,559,915
                                                                               ------------
                                                                                 23,013,381
                                                                               ------------
  INFORMATION TECHNOLOGY -- (2.5%)
     Hollysys Automation Technologies, Ltd.*(1).....         808,200             10,215,648
     Sina Corp.*(1).................................         162,700              9,160,010
                                                                               ------------
                                                                                 19,375,658
                                                                               ------------
          TOTAL UNITED STATES -- (Cost
            $43,752,907)............................                    6.7%     52,733,934
                                                                       ----    ------------
          TOTAL COMMON STOCK AND OTHER EQUITY
            INTERESTS -- (Cost $306,560,333)........                   73.7%    578,637,691
                                                                       ----    ------------

See notes to financial statements and notes to schedule of investments.

                                       10

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2010
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                          SHARES           VALUE (NOTE A)
---------------------------------                          ------           --------------
EQUITY LINKED SECURITIES
  CONSUMER DISCRETIONARY -- (1.3%)
     Shanghai Yuyuan Tourist Mart Co., Ltd. Access
       Product (expiration 03/26/14) 144A,(4)..........  4,293,036           $  9,942,946
                                                                             ------------
  CONSUMER STAPLES -- (1.0%)
     Wuliangye Yibin Co., Ltd. Access Product
       (expiration 01/20/15) 144A,*(3).................  1,403,507              7,656,131
                                                                             ------------
  FINANCIALS -- (7.5%)
     Citic Securities Co., Ltd. Access Product
       (expiration 09/23/13) 144A,(4)..................  2,475,000              5,754,519
     Ping An Insurance (Group) Company of China, Ltd.
       Access Product (expiration 01/17/12) 144A,(3)...  1,114,259             10,008,753
     Ping An Insurance (Group) Company of China, Ltd.
       Access Product (expiration 04/01/13) 144A,(4)...  2,661,500             23,906,737
     Zhejiang China Commodities City Group Co., Ltd.
       Access Product (expiration 01/17/12) 144A,
       *(3)............................................  2,771,970             10,746,928
     Zhejiang Guyuelongshan, Ltd. Access Product
       (expiration 10/07/13) 144A,(4)..................  3,658,900              8,359,061
                                                                             ------------
                                                                               58,775,998
                                                                             ------------
  INDUSTRIALS -- (4.5%)
     China Railway Construction Corp., Ltd. Access
       Product (expiration 01/17/12) 144A,(3)..........  3,932,600              4,432,040
     Shanghai International Airport Co., Ltd. Access
       Product (expiration 01/20/15) 144A,(3)..........  2,526,700              5,323,757
     Shanghai International Airport Co., Ltd. Access
       Product (expiration 10/26/15) 144A,(4)..........  1,800,000              3,804,640
     Shanghai Qiangsheng Holding Co., Ltd. Access
       Product (expiration 01/17/12) 144A,(3)..........  4,237,252              5,018,029
     Shanghai Qiangsheng Holding Co., Ltd. Access
       Product (expiration 11/13/14) 144A,(4)..........  6,245,400              7,396,209
     Suning Appliance Co., Ltd. Access Product
       (expiration 01/20/15) 144A,*(3).................  4,311,019              9,829,124
                                                                             ------------
                                                                               35,803,799
                                                                             ------------
  MATERIALS -- (1.0%)
     Tangshan Jidong Cement Co., Ltd. Access Product
       (expiration 08/11/15) 144A,*(4).................  1,366,387              4,711,114
     Tangshan Jidong Cement Co., Ltd. Access Product
       (expiraton 01/20/15) 144A,*(3)..................    987,700              3,395,712
                                                                             ------------
                                                                                8,106,826
                                                                             ------------
       TOTAL EQUITY LINKED SECURITIES -- (Cost
          $89,440,978).................................              15.3%    120,285,700
                                                                     ----    ------------

See notes to financial statements and notes to schedule of investments.

                                       11

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2010
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                           SHARES             VALUE (NOTE A)
---------------------------------                           ------             --------------
DIRECT INVESTMENTS(5)
  CONSUMER STAPLES -- (1.9%)
     Zong Su Foods (acquired 09/21/10)*#+(2).........            2,677           $15,000,034
                                                                                 -----------
                                                                                  15,000,034
                                                                                 -----------
  HEALTH CARE -- (1.9%)
     China Bright (acquired 08/27/10)*#+(2)(6).......       14,665,617            15,021,769
                                                                                 -----------
                                                                                  15,021,769
                                                                                 -----------
  INDUSTRIALS -- (1.2%)
     Qingdao Bright Moon Seaweed Group Co., Ltd.,
       (acquired 02/28/08)*#+(2)(6)..................       31,827,172             9,293,534
                                                                                 -----------
                                                                                   9,293,534
                                                                                 -----------
  INFORMATION TECHNOLOGY -- (1.8%)
     China Silicon Corp. Common Stock, (acquired
       01/08-09/10)*#+(2)............................        2,301,863                    --
     China Silicon Corp. Warrants (expiration
       11/30/10), (acquired 11/30/07)*#+(2)..........          685,450                    --
     China Silicon Corp., Series A Preferred
       (acquired 11/30/07)#+(2)......................           27,418                    --
     HAND Enterprise Solutions Pte, Ltd. Preferred
       (acquired 02/01/07)*#+(2).....................          500,000                    --
     HAND Enterprise Solutions Co., Ltd. Common Stock
       (acquired 02/11/10)#+(2)......................        8,027,241            14,192,162
                                                                                 -----------
                                                                                  14,192,162
                                                                                 -----------

                                                             FACE
                                                            AMOUNT
                                                            ------
  INDUSTRIALS -- (0.0%)
     Ugent Holdings, Ltd., 12.0% 04/06/12 (acquired
       04/06/09)*#+@(2)..............................   HK$177,000,000                    --
                                                                                 -----------
          TOTAL DIRECT INVESTMENTS -- (Cost
            $71,111,838).............................                    6.8%     53,507,499
                                                                         ---     -----------

                                                            SHARES
                                                            ------
COLLATERAL FOR SECURITIES ON LOAN-- (8.3%)
     State Street Navigator Prime Portfolio..........       64,819,389            64,819,389
                                                                                 -----------
          TOTAL COLLATERAL FOR SECURITIES ON
            LOAN -- (Cost $64,819,389)...............                    8.3%     64,819,389
                                                                         ---     -----------

See notes to financial statements and notes to schedule of investments.

                                       12

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2010
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                        SHARES             VALUE (NOTE A)
---------------------------------                        ------             --------------
SHORT TERM INVESTMENTS UNITED STATES
     Repurchase Agreement with State Street Bank and
       Trust, 0.01%, 11/01/10(7).....................  23,428,000            $ 23,428,000
                                                                             ------------
          TOTAL UNITED STATES -- (Cost $23,428,000)..                 3.0%     23,428,000
                                                                    -----    ------------
TOTAL INVESTMENTS -- (Cost $555,360,538).............               107.1%    840,678,279
                                                                    -----    ------------
OTHER ASSETS AND LIABILITIES.........................                (7.1)%   (55,676,062)
                                                                    -----    ------------

NET ASSETS...........................................               100.0%   $785,002,217
                                                                    =====    ============

Notes to Schedule of Investments

 V  Security is deemed worthless.

 *  Denotes non-income producing security.

  #  Illiquid security.

  +  Affiliated issuer (see Note F).

@  The bond contains a feature or option to be converted into common stock.

(1) A portion or all of the security was held on loan. As of October 31, 2010, the market value of the securities loaned was $64,499,371.

(2) Security valued at fair value in good faith by or at the direction of the
    Board of Directors.

(3) Equity linked securities issued by Citigroup Global Markets Holdings.

(4) Equity linked securities issued by Credit Lyonnais (CLSA).

(5) Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore valued in good faith by the Board of Directors at fair market value. The securities continue to be valued in good faith by
    Board of Directors at fair market value as of October 31, 2010.

(6) The Fund holds a put option which allows the Fund to sell the investment for a value at least equal to the purchase price under certain circumstances.

(7) Repurchase agreement, dated 10/29/10, due 11/01/10 with repurchase proceeds of $23,428,020 is collateralized by US Treasury Note 2.50% due 04/30/15 with a market value of $23,900,402.

144A Securities restricted for resale to Qualified Institutional Buyers. At
October 31, 2010, these restricted securities amounted to $120,285,700, which represented 15.32% of total net assets.

ADR American Depositary Receipt.

See notes to financial statements and notes to schedule of investments.

                                       13

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2010
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $416,366,921)
     (securities on loan $64,499,371) (Note A)......................  $675,630,091
  Investments in affiliated investments, at value (cost
     $138,993,617) (Notes A and F)..................................   165,048,188
                                                                      ------------
  Total Investments.................................................   840,678,279
  Cash..............................................................       341,919
  Foreign currency, at value (cost $9,402,250)......................     9,725,731
  Receivable for investments sold...................................     5,610,194
  Receivable for securities lending income..........................        62,104
  Dividends and interest receivable.................................       614,929
  Prepaid expenses..................................................        51,288
                                                                      ------------
TOTAL ASSETS........................................................   857,084,444
                                                                      ------------

LIABILITIES
  Payable for investments purchased.................................     5,498,527
  Payable upon return of collateral for securities loaned...........    64,819,389
  Investment management fee payable (Note B)........................       543,491
  Administration and custodian fees payable (Note B)................       262,569
  Payable for taxes on dividends....................................        44,694
  Contingent liability (Note A).....................................       717,795
  Accrued expenses and other liabilities............................       195,762
                                                                      ------------
TOTAL LIABILITIES...................................................    72,082,227
                                                                      ------------
TOTAL NET ASSETS....................................................  $785,002,217
                                                                      ============

COMPOSITION OF NET ASSETS:
  Paid in capital (Note C)..........................................   454,100,635
  Undistributed net investment income...............................     3,851,347
  Accumulated net realized gain on investments and foreign currency
     transactions...................................................    41,398,175
  Net unrealized appreciation on investment and foreign currency
     translations...................................................   285,652,060
                                                                      ------------
TOTAL NET ASSETS....................................................  $785,002,217
                                                                      ============

NET ASSET VALUE PER SHARE
  ($785,002,217/22,781,762 shares of common stock outstanding)......        $34.46
                                                                            ======

See notes to financial statements.

                                       14

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2010
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income -- (including dividends of $2,666,554 from non-
     controlled affiliates, net of tax withheld of $888,694) (Note
     F).............................................................  $ 10,394,790
  Interest income -- (including interest of $1,346,704 from non-
     controlled affiliates).........................................     1,359,844
  Securities lending income.........................................       943,479
                                                                      ------------
     TOTAL INVESTMENT INCOME........................................    12,698,113
                                                                      ------------

EXPENSES
  Investment Management fees (Note B)...............................     5,127,620
  Custodian fees (Note B)...........................................       966,705
  Administration fees (Note B)......................................       596,537
  Directors' fees and expenses (Note B).............................       357,893
  Stock dividend tax expense........................................       389,815
  Legal fees........................................................       131,461
  Printing and postage..............................................        87,030
  Shareholder service fees..........................................         5,438
  Insurance.........................................................        48,125
  Audit and tax service fees........................................       105,762
  Stock exchange listing fee........................................        43,021
  Transfer agent fees...............................................        24,679
  Chief Compliance Officer fee......................................        52,500
  Miscellaneous expenses............................................        73,442
                                                                      ------------
     TOTAL EXPENSES.................................................     8,010,028
                                                                      ------------

NET INVESTMENT INCOME...............................................     4,688,085
                                                                      ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS
  Net realized gain on investments..................................    53,652,407
  Net realized loss on non-controlled affiliate transactions (Note
     F).............................................................      (385,819)
  Net realized loss on foreign currency transactions................      (997,768)
                                                                      ------------
                                                                        52,268,820
                                                                      ------------
  Net change in unrealized appreciation/(depreciation) on
     investments....................................................   112,330,648
  Net change in unrealized appreciation/(depreciation) on foreign
     currency transactions..........................................     1,072,966
                                                                      ------------
                                                                       113,403,614
                                                                      ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS......................................................   165,672,434
                                                                      ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS..........................  $170,360,519
                                                                      ============

See notes to financial statements.

                                       15

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            YEAR ENDED           YEAR ENDED
                                                         OCTOBER 31, 2010     OCTOBER 31, 2009
                                                         ----------------     ----------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income................................    $  4,688,085         $   6,205,278
  Net realized gain/(loss) on investments and foreign
     currency transactions.............................      52,268,820           (10,213,191)
  Net increase in unrealized
     appreciation/(depreciation) on investments and
     foreign currency transactions.....................     113,403,614           261,815,537
                                                           ------------         -------------
  Net increase/(decrease) in net assets from
     operations........................................     170,360,519           257,807,624
                                                           ------------         -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................................      (5,825,297)           (8,737,395)
  Capital gains........................................              --           (96,870,178)
                                                           ------------         -------------
  Total distributions to shareholders..................      (5,825,297)         (105,607,573)
                                                           ------------         -------------

CAPITAL SHARE TRANSACTIONS: (NOTE C)
  Reinvestment of dividends and distributions..........              --            73,909,497
                                                           ------------         -------------
  Net increase in net assets from capital share
     transactions......................................              --            73,909,497
                                                           ------------         -------------
NET INCREASE IN NET ASSETS.............................     164,535,222           226,109,548
                                                           ------------         -------------

NET ASSETS:
  Beginning of year....................................     620,466,995           394,357,447
                                                           ------------         -------------
  End of year..........................................    $785,002,217         $ 620,466,995
                                                           ============         =============
Undistributed net investment income, end of year.......    $  3,851,347         $   5,981,080
                                                           ============         =============

See notes to financial statements.

                                       16

THE CHINA FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2010
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH -
-----------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations.............  $ 170,360,519
     Adjustments to reconcile net increase in net assets from
       operations to net cash provided from operating activities:
     Purchases of investment securities............................   (202,264,540)
     Proceeds from disposition of investment securities............    195,353,486
     Net proceeds of short-term investments........................      9,773,000
     Proceeds from foreign cash transactions.......................       (581,838)
     Increase in collateral for securities loaned..................    (34,525,343)
     Decrease in dividends and interest receivable.................        346,472
     Increase in receivable for securities lending income..........        (42,802)
     Increase in receivable for investments sold...................     (5,610,194)
     Increase in prepaid expenses and miscellaneous assets.........         (3,162)
     Increase in payable for securities purchased..................      5,329,225
     Increase in payable upon return of collateral for securities
       loaned......................................................     34,525,343
     Increase in accrued expenses and other liabilities............        100,718
     Net change in unrealized (appreciation)/depreciation on
       foreign currency contracts..................................     (1,072,966)
     Net change in unrealized (appreciation)/depreciation on
       investments.................................................   (112,330,648)
     Net realized gain from investments and foreign currency
       transactions................................................    (52,268,820)
                                                                     -------------
       Net cash provided by operating activities...................      7,088,450
                                                                     -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Cash distributions paid.......................................     (5,825,297)
                                                                     -------------
       Net cash used for financing activities......................     (5,825,297)
                                                                     -------------
NET INCREASE IN CASH...............................................      1,263,153
CASH AT BEGINNING OF YEAR..........................................      8,804,497
                                                                     -------------
CASH AT END OF YEAR................................................  $  10,067,650
                                                                     =============

See notes to financial statements.

                                       17

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE YEARS INDICATED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          YEAR ENDED OCTOBER 31,
                                           ----------------------------------------------------
                                            2010(1)    2009(1)     2008      2007(2)     2006
                                           --------   --------   --------   --------   --------
PER SHARE OPERATION PERFORMANCE*
Net asset value, beginning of year.......  $  27.24   $  21.72   $  60.50   $  31.40   $  23.25
                                           --------   --------   --------   --------   --------
Net investment income....................      0.21       0.29       0.49       0.28       0.30
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions...........................      7.27      11.24     (25.66)     32.83      10.36
                                           --------   --------   --------   --------   --------
Total income (loss) from investment
  operations.............................      7.48      11.53     (25.17)     33.11      10.66
                                           --------   --------   --------   --------   --------
Less dividends and distributions:
  Dividend from net investment income....     (0.26)     (0.48)     (0.28)     (0.30)     (0.22)
  Distributions from net realized capital
     gains...............................      0.00      (5.34)    (11.84)     (3.71)     (2.29)
                                           --------   --------   --------   --------   --------
Total dividends and distributions........     (0.26)     (5.82)    (12.12)     (4.01)     (2.51)
                                           --------   --------   --------   --------   --------
Capital Share Transactions:
  (Dilution) to net asset value,
     resulting from issuance of shares in
     stock dividend......................      0.00      (0.19)     (1.49)      0.00       0.00
                                           --------   --------   --------   --------   --------
Net asset value, end of year.............  $  34.46   $  27.24   $  21.72   $  60.50   $  31.40
                                           ========   ========   ========   ========   ========
Per share market price, end of year......  $  33.45   $  25.25   $  19.87   $  51.67   $  30.40
                                           ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN (BASED ON MARKET
  PRICE).................................     33.70%     73.37%    (48.06)%    90.97%     37.20%
                                           ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000's)..........  $785,002   $620,467   $394,357   $881,856   $455,206
Ratio of net expenses to average net
  assets.................................      1.14%      1.44%      1.20%      1.08%      1.26%
Ratio of gross expenses to average net
  assets.................................      1.14%      1.44%      1.23%      1.08%      1.26%
Ratio of net expenses to average net
  assets, excluding stock dividend tax
  expense................................      1.08%      1.42%      1.11%      1.04%      1.23%
Ratio of net investment income to average
  net assets.............................      0.67%      1.36%      1.28%      0.67%      1.09%
Portfolio turnover rate..................        29%        34%        49%        46%        50%

*  Per share amounts have been calculated using the average share method.

(1) The Fund was audited by Ernst & Young LLP for the years ended October 31,
    2009 and 2010. The previous periods were audited by another independent registered public accounting firm.

(2) The Fund's Direct Investment Manager changed as of June 2007.

See notes to financial statements.

                                       18

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2010
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities (i) of companies for which the principal securities trading market is the People's Republic of China ("China"), (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods and services sold or produced, or have at least 50% of their assets, in China and (iii) constituting direct equity investments in companies organized in China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES:  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of, and for the year ended, October
31, 2010 relate to Direct Investments and to the contingent liability resulting from the sale of Captive Finance in March 2007. A reserve of 10% of the net sale proceeds was established to cover any potential liabilities from the representation and warranties provided by the Fund in the transaction.

SECURITY VALUATION:  Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, from brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available are valued at fair value in good faith by or at the direction of the Board of Directors and considering relevant factors, data and information including, if relevant, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. Direct Investments are valued at fair value as determined by or at the direction of the Board of Directors based on financial and other information supplied by the Direct Investment Manager regarding each
Direct Investment. Forward currency contracts are valued at the current cost of offsetting the contract. Equity linked securities are valued at fair value primarily based on the value(s) of the security (or securities) underlying, which normally follows the same methodology as the valuation of securities listed on recognized exchanges.

Factors used in determining value may include, but are not limited to, the type of security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, the availability of quotations from broker-dealers, the availability of values of third parties other than the Investment Manager or
Direct Investment Manager, information obtained from the issuer, analysts, and/or the appropriate stock exchange (if available), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade.

                                       19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS:  In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.
If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

SECURITIES LENDING:  The Fund may lend up to 33 1/3% of the Fund's total assets held by State Street Bank and Trust Company ("State Street") as custodian to certain qualified brokers, except those securities which the Fund or the
Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially.
Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies,
102% of the current market value of the loaned securities with respect to U.S.
securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent
(the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio.
A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

As of October 31, 2010, the Fund had loaned securities which were collateralized by cash and short term investments. The value of the securities on loan and the value of the related collateral were as follows:

  VALUE OF     VALUE OF CASH       TOTAL
 SECURITIES      COLLATERAL      COLLATERAL
 ----------    -------------    -----------
$64,499,371     $64,819,389     $67,103,921

FOREIGN CURRENCY TRANSLATIONS:  The records of the Fund are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

FORWARD FOREIGN CURRENCY CONTRACTS:  The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risks. A forward currency contract is an agreement between two parties to buy

                                       20

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain or loss on the Statement of Assets and Liabilities.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain or loss is disclosed in the realized and unrealized gain or loss on foreign currency in the Fund's accompanying Statement of Operations. At October 31, 2010, The Fund did not hold open forward foreign currency contracts.

OPTION CONTRACTS:  The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded on the Statement of
Assets and Liabilities based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. Such gain or loss is disclosed in the realized and unrealized gain or loss on options in the Fund's accompanying
Statement of Operations. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counter parties to meet the terms of the contract.

EQUITY LINKED SECURITIES:  The Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities currently held by the Fund are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. Access Products may be used by the Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Fund invests in Access Products whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in Access Products will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of an Access Product may default on its obligation under the terms of the arrangement with the counterparty. Access Products are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, Access Products may be considered illiquid.

At October 31, 2010, the Fund held equity-linked Access Product warrants through
Credit Lyonnais and Citigroup Global Markets Holdings, the issuers. Under the terms of the agreements, each warrant entitles the Fund to receive from the issuers an amount in U.S. dollars linked to the performance of specific equity shares.

                                       21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIRECT INVESTMENTS:  The Fund may invest up to 25% of the net proceeds from its offering of its outstanding common stock in direct investments. Direct investments are generally restricted and do not have a readily available resale market. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. The value of these securities at October 31, 2010 was $53,507,499 or 6.8% of the Fund's net
asset value. The table below details the acquisition date, cost, and value of the Fund's direct investments as determined by the Board of Directors of the
Fund. The Fund does not have the right to demand that such securities be registered.

SECURITY                                          ACQUISITION DATE       COST         VALUE
--------                                          ----------------   -----------   -----------
China Bright....................................      08/27/2010     $14,969,436   $15,021,769
China Silicon Corp., Series A Preferred*........      11/30/2007       6,552,874            --
China Silicon Corp. Common Stock................     01/08-09/10       1,458,811            --
HAND Enterprise Solutions, Ltd. Preferred.......      02/01/2007              --            --
HAND Enterprise Solutions, Ltd. Common Stock....      02/11/2010       3,164,275    14,192,162
Qingdao Bright Moon Seaweed Group Co., Ltd. ....      02/28/2008       7,121,480     9,293,534
Ugent Holdings, Ltd. ...........................      04/06/2009      22,844,928            --
Zong Su Foods...................................      09/21/2010      15,000,034    15,000,034
                                                                     -----------   -----------
                                                                     $71,111,838   $53,507,499
                                                                     ===========   ===========

* The purchase of China Silicon Corp., Series A Preferred resulted in the Fund receiving 685,450 shares of China Silicon Corp. common stock warrants. Each warrant entitles the Fund to purchase shares of common stock at an exercise price of USD$2.98 per share, subject to adjustment.

INDEMNIFICATION OBLIGATIONS:  Under the Fund's organizational documents, its
Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:  Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-
dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

                                       22

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from
Capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received. The Fund records the taxes paid on stock dividends as an operating expense.

DIVIDENDS AND DISTRIBUTIONS:  The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

The Fund made distributions of $5,825,297 from Ordinary Income during the year ended October 31, 2010. For the year ended October 31, 2009 the Fund made distributions of $8,738,986 from Ordinary Income and $96,868,587 from Long-Term
Capital Gains. During the year ended October 31, 2010, the Fund utilized
$9,991,827 of capital loss carryforwards.

As of October 31, 2010, the components of distributable earnings on a tax basis were $5,453,067 of undistributed ordinary income, $43,274,761 of undistributed capital gains and $282,173,754 of unrealized appreciation, resulting in a total of $330,901,582. Permanent book/tax differences relate to foreign currency gains and losses and a 2009 excise tax paid.

FEDERAL TAXES:  It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code ("Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended
October 31, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October
31, 2010, tax years 2007 through 2010 remain subject to examination by the
Fund's major tax jurisdictions, which include the United States of America and the state of Maryland. The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

NOTE B -- ADVISORY FEE AND OTHER TRANSACTIONS
Martin Currie Inc. is the investment manager for the Fund's listed assets (the
"Listed Assets"). Martin Currie Inc. receives a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$315 million of the
Fund's average weekly net assets invested in Listed Assets; and 0.50% of the
Fund's average weekly net assets invested in Listed Assets in excess of US$315 million. Martin Currie Inc. is also the investment manager for the Fund's direct investments. Martin Currie Inc. receives a fee computed weekly and payable monthly, at an annual rate of 2.00% of the average weekly value of the Fund's assets invested in direct investments.

No director, officer or employee of the Investment Manager or Direct Investment
Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the
Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct

                                       23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Manager or any affiliate thereof) an annual fee of $35,000 and
$15,000 respectively, plus $3,000 for each Board of Directors' meeting or Audit and Nominating Committee meeting attended, $2,000 for each telephonic meeting attended and $2,000 for each Valuation Committee teleconference. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee that is calculated daily and paid monthly at an annual rate based on aggregate average daily assets of the Fund. The Fund also pays State Street an annual fee for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

The Fund has also contracted with State Street to provide custody and fund accounting services to the Fund. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

NOTE C -- CAPITAL STOCK
The Board of Directors of the Fund has approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the year ended October 31, 2010, the Fund did not repurchase any shares under the plan. At October 31, 2010, 100,000,000 shares of $.01 par value common stock were authorized.

NOTE D -- INVESTMENT TRANSACTIONS
For the year ended October 31, 2010, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were
$202,264,540 and $195,489,909, respectively. At October 31, 2010, the cost of investments for federal income tax purposes was $558,838,844. Gross unrealized appreciation of investments was $325,910,182 while gross unrealized depreciation of investments was $44,070,747, resulting in net unrealized appreciation of investments of $281,839,435. The primary difference between book-basis and tax-
basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and income accruals from defaulted bonds.

NOTE E -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S.
Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S.
dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

                                       24

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE F -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                                                                                                               GAIN/(LOSS)
                                                                                                                REALIZED
                               BALANCE OF     GROSS        GROSS     BALANCE OF                                ON SALE OF
                              SHARES HELD   PURCHASES      SALES    SHARES HELD     VALUE       INCOME FROM   SHARES AS OF
                              OCTOBER 31,      AND          AND     OCTOBER 31,  OCTOBER 31,  NON-CONTROLLED   OCTOBER 31,
NAME OF ISSUER                    2009      ADDITIONS   REDUCTIONS      2010         2010       AFFILIATES        2010
----------------------------  -----------  -----------  ----------  -----------  -----------  --------------  ------------
CDW Holding, Ltd. ..........   54,708,000           --   3,250,000   51,458,000  $ 3,179,487    $  319,248      $ 133,445
China Bright................           --   14,665,617          --   14,665,617   15,021,769            --             --
China Medical System
  Holdings, Ltd.(1).........    3,623,188   68,840,572     110,000   72,353,760   46,202,614     1,202,898         67,476
China Silicon Corp. Common
  Stock.....................    1,171,572    1,130,291          --    2,301,863           --            --             --
China Silicon Corp., Series
  A Preferred...............       27,418           --          --       27,418           --       497,570             --
China Silicon Corp.
  Warrants..................      685,450           --          --      685,450           --            --             --
Far East Energy Corp. ......   14,565,477    2,963,800          --   17,529,277    9,730,502            --             --
HAND Enterprise Solutions,
  Ltd. Common Stock.........      500,000           --          --      500,000           --            --             --
HAND Enterprise Solutions,
  Ltd. Preferred............           --    8,027,241          --    8,027,241   14,192,162            --             --
Highlight Tech. Corp. ......    2,525,170           --   2,525,170           --           --       113,589        (19,421)
Huiyin Household Appliances
  Holdings Co., Ltd.(2).....          450  160,413,300          --  160,413,750   44,491,832       533,249             --
Qingdao Bright Moon Seaweed
  Group Co., Ltd. ..........   31,827,172           --          --   31,827,172    9,293,534            --             --
Taiwan Life Insurance Co.,
  Ltd. .....................           --  200,000,000          --  200,000,000    7,936,254       215,028             --
teco Optronics Corp.........    1,861,710           --   1,861,710           --           --            --       (567,319)
Ugent Holdings, Ltd. .......  177,000,000           --          --  177,000,000           --     1,131,676             --
Zong Su Foods...............           --        2,677          --        2,677   15,000,034            --             --

*      Affiliated issuers, as defined in the 1940 Act as amended, include issuers in which the Fund held 5% or more of the outstanding voting securities.
(1)    Additional shares acquired resulting from a corporate action.
(2)    Shares issued as a result of an IPO, formally Queensbury Investments,
       Ltd. (Huiyin).

NOTE G -- FAIR VALUE MEASUREMENT
The fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

     -  Level 1 -- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

                                       25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     -  Level 2 -- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

     -  Level 3 -- Inputs that are unobservable.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund's investments carried at value:

ASSETS VALUATION INPUT

DESCRIPTION                                  LEVEL 1        LEVEL 2        LEVEL 3         TOTAL
-----------                               ------------   ------------   ------------   ------------
COMMON STOCK AND OTHER EQUITY INTERESTS
  Hong Kong
     Consumer Discretionary............   $ 31,227,059   $         --   $ 44,491,832   $ 75,718,891
     Consumer Staples..................     24,428,180             --             --     24,428,180
     Energy............................      8,077,373             --             --      8,077,373
     Health Care.......................     22,062,941             --             --     22,062,941
     Utilities.........................     15,150,179             --             --     15,150,179
                                          ------------   ------------   ------------   ------------
  Total Hong Kong......................    100,945,732             --     44,491,832    145,437,564
                                          ------------   ------------   ------------   ------------
  Hong Kong -- "H" Shares
     Consumer Discretionary............     22,867,936             --             --     22,867,936
     Consumer Staples..................     28,185,537             --             --     28,185,537
     Health Care.......................     93,946,243             --             --     93,946,243
     Industrials.......................      7,011,403             --             --      7,011,403
     Materials.........................     11,347,760             --             --     11,347,760
     Telecommunications................     11,936,815             --             --     11,936,815
                                          ------------   ------------   ------------   ------------
  Total Hong Kong -- "H" Shares........    175,295,694             --             --    175,295,694
                                          ------------   ------------   ------------   ------------
  Singapore
     Consumer Staples..................     46,872,253             --             --     46,872,253
     Financials........................      3,809,461             --             --      3,809,461
     Information Technology............      3,179,487             --             --      3,179,487
                                          ------------   ------------   ------------   ------------
  Total Singapore......................     53,861,201             --             --     53,861,201
                                          ------------   ------------   ------------   ------------
  Taiwan
     Consumer Discretionary............     44,728,175             --             --     44,728,175
     Consumer Staples..................     22,905,121             --             --     22,905,121
     Financials........................     50,090,447             --      7,936,254     58,026,701
     Information Technology............     13,856,577             --             --     13,856,577
     Materials.........................     11,792,724             --             --     11,792,724
                                          ------------   ------------   ------------   ------------
  Total Taiwan.........................    143,373,044             --      7,936,254    151,309,298
                                          ------------   ------------   ------------   ------------

                                       26

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DESCRIPTION                                  LEVEL 1        LEVEL 2        LEVEL 3         TOTAL
-----------                               ------------   ------------   ------------   ------------
  United States
     Consumer Discretionary............   $    614,393   $         --   $         --   $    614,393
     Energy............................      9,730,502             --             --      9,730,502
     Health Care.......................     23,013,381             --             --     23,013,381
     Information Technology............     19,375,658             --             --     19,375,658
                                          ------------   ------------   ------------   ------------
  Total United States..................     52,733,934             --             --     52,733,934
                                          ------------   ------------   ------------   ------------
TOTAL COMMON STOCK AND OTHER EQUITY
  INTERESTS............................    526,209,605             --     52,428,086    578,637,691
                                          ------------   ------------   ------------   ------------
EQUITY LINKED SECURITIES
  Consumer Discretionary...............             --      9,942,946             --      9,942,946
  Consumer Staples.....................             --      7,656,131             --      7,656,131
  Financials...........................             --     58,775,998             --     58,775,998
  Industrials..........................             --     35,803,799             --     35,803,799
  Materials............................             --      8,106,826             --      8,106,826
                                          ------------   ------------   ------------   ------------
TOTAL EQUITY LINKED SECURITIES.........             --    120,285,700*            --    120,285,700
                                          ------------   ------------   ------------   ------------
DIRECT INVESTMENTS
  Consumer Staples.....................             --             --     15,000,034     15,000,034
  Health Care..........................             --             --     15,021,769     15,021,769
  Industrials..........................             --             --      9,293,534      9,293,534
  Information Technology...............             --             --     14,192,162     14,192,162
                                          ------------   ------------   ------------   ------------
TOTAL DIRECT INVESTMENTS...............             --             --     53,507,499     53,507,499
                                          ------------   ------------   ------------   ------------
COLLATERAL FOR SECURITIES ON LOAN......             --     64,819,389             --     64,819,389
SHORT TERM INVESTMENTS
  UNITED STATES........................             --     23,428,000             --     23,428,000
                                          ------------   ------------   ------------   ------------
TOTAL INVESTMENTS......................   $526,209,605   $208,533,089   $105,935,585   $840,678,279
                                          ------------   ------------   ------------   ------------

The Fund's policy is to recognize transfers between levels at the end of the reporting period

*    For the year ended October 31, 2010, transfers from Level 1 to Level 2 are due to changes in the Fund's policy regarding the classification of equity linked securities.

                                       27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the fund during the year ended October 31,
2010:

                                                                                                                   CHANGE IN
                                                                                                                  UNREALIZED
                                                                                                                 APPRECIATION
                                                                                                                (DEPRECIATION)
                                                                                        NET                          FROM
                                                                      CHANGE IN      TRANSFERS                    INVESTMENTS
                            BALANCE AS        NET       REALIZED     UNREALIZED      IN AND/OR   BALANCE AS OF      HELD AT
                            OF OCTOBER     PURCHASES      GAIN      APPRECIATION      OUT TO      OCTOBER 31,     OCTOBER 31,
INVESTMENTS IN SECURITIES    31, 2009       (SALES)      (LOSS)    (DEPRECIATION)     LEVEL 3         2010           2010
-------------------------  ------------  ------------  ----------  --------------  ------------  -------------  --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
  Consumer
     Discretionary.......  $         --  $ 38,458,859  $       --   $  6,032,973   $         --   $ 44,491,832   $  6,032,973
  Financials.............            --     6,178,274          --      1,757,980             --      7,936,254      1,757,980
  Health Care............    27,918,189    (6,907,955)  3,286,548       (582,926)   (23,713,856)*           --             --
                           ------------  ------------  ----------   ------------   ------------   ------------   ------------
                             27,918,189    37,729,178   3,286,548      7,208,027    (23,713,856)    52,428,086      7,790,953
                           ------------  ------------  ----------   ------------   ------------   ------------   ------------
DIRECT INVESTMENTS
  Consumer
     Discretionary.......    47,108,700   (38,515,190)         --     (8,593,510)            --             --             --
  Consumer Staples.......            --    15,000,034          --             --             --     15,000,034             --
  Health Care............            --    14,969,436          --         52,333             --     15,021,769         52,333
  Industrials............    34,180,814    (4,489,024)    (19,420)   (20,378,836)            --      9,293,534    (20,398,256)
  Information
     Technology..........    13,437,401       497,570    (567,319)       824,510             --     14,192,162        257,191
                           ------------  ------------  ----------   ------------   ------------   ------------   ------------
                             94,726,915   (12,537,174)   (586,739)   (28,095,503)            --     53,507,499    (20,088,732)
                           ============  ============  ==========   ============   ============   ============   ============
                           $122,645,104  $ 25,192,004  $2,699,809   $(20,887,476)  $(23,713,856)  $105,935,585   $(12,297,779)
                           ============  ============  ==========   ============   ============   ============   ============

*    Sinopharm Medicine Holding Co., Ltd. no longer has a sale restriction, nor is fair valued by the Board and is considered a Level 1 valued security.

NOTE H -- DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
The following table, grouped into appropriate risk categories, discloses the amounts related to the Fund's use of derivative instruments and hedging activities at October 31, 2010:

                                                                  FOREIGN
                                                                 EXCHANGE
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS          CONTRACTS RISK     TOTAL
----------------------------------------------------          --------------   ---------
REALIZED GAIN (LOSS)(1)
Forward Contracts...........................................     $(829,775)    $(829,775)
CHANGE IN APPRECIATION (DEPRECIATION)(2)
Forward Contracts...........................................       831,048       831,048

   (1) Statements of Operations location: Net realized loss on foreign currency transactions.

   (2) Statements of Operations location: Net change in unrealized appreciation/(depreciation) on foreign currency transactions.

                                       28

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The volume of trading in derivative instruments was to close out prior year open contracts for the year ended October 31, 2010.

NOTE I -- SUBSEQUENT EVENT
On November 19, 2010, the Fund determined, in conjunction with the Direct
Investment Manager that the valuation of the Ugent Holdings, Ltd., 12% bonds purchased April 6, 2009, due April 6, 2012 (the "Bonds") held by the Fund, should be adjusted to US$0.00. This zero valuation has been reflected in the accompanying financial statements as of October 31, 2010. Additionally, the Fund has asserted that the Direct Investment Manager breached certain duties and obligations in causing the Fund to purchase the Bonds by participating in a transaction in which another party advised by the Direct Investment Manager was also involved. In order to resolve any potential claims or disputes regarding the purchase of the Bonds, the Fund, the Direct Investment Manager and a
syndicate of insurance companies (acting on behalf of the Direct Investment
Manager) have entered into an agreement on December 30, 2010 for the insurance companies, severally, to indemnify the Fund against any loss arising from the sale or other disposition of the Bonds or, if no sale or disposition of the
Bonds takes place prior to April 6, 2012, to reimburse the Fund for the cost of its investment, less any interest or other income received. The Direct
Investment Manager has agreed to reimburse the Fund for associated legal, audit, management fees related to the Ugent investment previously paid by the Fund and other costs. Because the agreement supporting this arrangement constitutes a binding and legally enforceable commitment to the Fund, its value
(US$20,120,858) has been reflected in the net asset value of the Fund as of
December 30, 2010. The Board has suspended further direct investments until improvements are made in the policies and procedures pursuant to which direct investments are made.

                                       29

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
The China Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The
China Fund, Inc. (the Fund), including the schedule of investments, as of
October 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2008 were audited by another independent registered public accounting firm whose report, dated December 29, 2008, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The
China Fund, Inc. at October 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           -s- Ernst & Young LLP

Boston, Massachusetts
December 30, 2010

                                       30

THE CHINA FUND, INC.
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TAX INFORMATION

FOREIGN TAXES CREDIT:  The Fund designates $1,264,800 as foreign taxes paid and
$10,436,119 as foreign source income earned for regular Federal income tax purposes.

QUALIFIED DIVIDEND INCOME:  For the fiscal year ended October 31, 2010, the Fund will designate up to the maximum amount allowable pursuant to the Internal
Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on the individual's tax bracket.
Complete information will be reported in conjunction with Form 1099-DIV. For the year ended October 31, 2010, the Fund had $1,630,855 in Qualified Dividend
Income.

PRIVACY POLICY

                                 PRIVACY NOTICE

The China Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

     [ ]  Information it receives from shareholders on applications or other forms; and

     [ ]  Information about shareholder transactions with the Fund.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS
SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that are used by the Fund's investment advisers to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling 1-888-CHN-CALL (246-
2255); and (2) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the
"Commission") at http://www.sec.gov. Information regarding how the investment advisers vote these proxies is now available by calling the same number and on the Commission's website. The Fund has filed its report on Form N-PX covering the Fund's proxy voting record for the 12 month period ending June 30, 2010.

QUARTERLY PORTFOLIO OF INVESTMENTS
A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission's website at http://www.sec.gov. Form N-Q has been filed as of July 31, 2010 for the third quarter of this fiscal year and is available on the Securities and Exchange Commission's website at http://www.sec.gov.
Additionally, the Portfolio of Investments may be reviewed and copied at the
Commission's Public Reference Room in Washington, DC. Information on the
operation of the Public Reference

                                       31

THE CHINA FUND, INC.
OTHER INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Room may be obtained by calling 1-800-SEC-0330. The quarterly Portfolio of
Investments will be made available with out charge, upon request, by calling 1-
888-246-2255.

CERTIFICATIONS
The Fund's chief executive officer has certified to the New York Stock Exchange that, as of April 7, 2010, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The
Fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 and Section 906 of the
Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

                                       32

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL BACKGROUND

Martin Currie Inc. ("Martin Currie") acts as the Fund's investment manager, with exclusive investment discretion over the Fund's assets pursuant to two investment management and advisory agreements with the Fund: a "Listed
Management Agreement" and a "Direct Management Agreement". Martin Currie is a
registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act").

The Fund may invest up to 100% of the portion of the Fund's assets allocated for investment in listed securities (the "Listed Investments") pursuant to the
Listed Management Agreement. The Fund pays Martin Currie a fee for its investment management of the Fund's Listed Investments that is computed weekly and payable monthly, at an annual rate of 0.70% of the Fund's average weekly net assets consisting of Listed Investments up to US$315 million and 0.50% of the
Fund's average weekly net assets consisting of Listed Investments in excess of
US$315 million (the "Listed Investment Management Fee").

The Fund may invest up to 25% of the net proceeds of its offerings of its outstanding common stock in direct equity investments (the "Direct Investments")
pursuant to the Direct Management Agreement. The Fund pays Martin Currie a fee for its investment management of the Fund's Direct Investments that is computed weekly and payable monthly at an annual rate of 2.00% of the Fund's average weekly value of the Fund's assets consisting of Direct Investments (the "Direct
Investment Management Fee").

ANNUAL APPROVAL PROCESS

The Fund's Board of Directors (the "Board") is legally required to review and re-approve the Listed Management Agreement and the Direct Management Agreement
(together, the "Advisory Agreements") once a year. Throughout the year, the
Board considers a wide variety of materials and information about the Fund, including, for example, the Fund's investment performance, adherence to stated
investment objectives and strategies, assets under management, expenses, regulatory compliance and management. The Board periodically meets with senior management and portfolio managers of Martin Currie and reviews and evaluates
Martin Currie's professional experience, credentials and qualifications. This information supplements the materials the Board received in preparation for the
Meeting described below.

In determining whether it was appropriate to approve the Advisory Agreements during fiscal 2010, the Board requested from Martin Currie information that the
Board believed to be reasonably necessary to reach its conclusion. This information together with the information provided to the Directors throughout the course of year formed the primary basis for the Directors' determinations.

The Board met in executive session for the purpose of considering the approval of the Advisory Agreements. During the executive session, the Directors reviewed a memorandum which detailed the duties and responsibilities of the Directors with respect to their consideration of the Advisory Agreements. The Directors reviewed the contract renewal materials provided by Martin Currie, including, but not limited to (1) an organizational overview of Martin Currie and biographies of those personnel providing services to the Fund, (2) copies of the
Listed Management Agreement, as amended, and the Direct Management Agreement,
(3) a profitability analysis of Martin Currie, (4) financial statements

                                       33

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

of Martin Currie, (5) Form ADV of Martin Currie, and (6) performance and fee comparison data provided by Fundamental Data, an independent third party vendor of such information on global closed-end funds.

The Board, consisting entirely of "independent directors" within the meaning of the Investment Company Act of 1940, unanimously approved the Advisory Agreements at an "in person" meeting held on June 17, 2010 (the "Meeting"). In evaluating the Advisory Agreements, the Directors drew on materials provided to them by
Martin Currie. In deciding whether to renew the Advisory Agreements, the
Directors considered various factors, including (1) the nature, extent and quality of the services provided by Martin Currie under the Advisory Agreements,
(2) the investment performance of the Fund's Listed Investments and Direct
Investments (together, the "Fund's Investments"), (3) the costs to Martin Currie of its services and the profits realized by Martin Currie from its relationship with the Fund, and (4) the extent to which economies of scale might be realized if and as the Fund grows and whether the fee levels in the Advisory Agreements reflect these economies of scale.

1. Nature, Extent and Quality of the Services provided by Martin Currie

In considering the nature, extent and quality of the services provided by Martin
Currie, the Directors relied on their prior experience as Directors of the Fund as well as on the materials provided at the Meeting. They noted that under the
Advisory Agreements Martin Currie is responsible for managing the Fund's
Investments in accordance with the Fund's investment objective and policies, applicable legal and regulatory requirements, and the instructions of the
Directors, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the
Fund's transactions in the Fund's Investments, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Fund as investing primarily in equity securities (i)
of companies for which the principal securities trading market is in China, (ii)
of companies for which the principal securities trading market is outside of
China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China or
(iii) constituting direct equity investments in companies organized in China.
They also noted the experience and expertise of Martin Currie as appropriate as an adviser to the Fund.

The Directors reviewed the background and experience of Martin Currie's senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund's Investments, and the responsibilities of the investment and compliance personnel with respect to the
Fund. They also considered the resources, operational structures and practices of Martin Currie in managing the Fund's portfolio, in monitoring and securing the Fund's compliance with its investment objective and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of Martin Currie, the Directors took into account the fact that
Martin Currie's experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by Martin Currie to the Fund were appropriate, had been of high quality, and could be expected to remain so.

                                       34

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

2. Performance of the Fund's Investments

The Directors noted that, in view of the distinctive investment objective of the
Fund, the Fund's investment performance was better than satisfactory. Of importance to the Directors was the extent to which the Fund achieved its objective. Drawing upon information provided at the Meeting and upon reports provided to the Directors by Martin Currie throughout the preceding year, the
Directors determined that the Fund outperformed the MSCI Golden Dragon Index for the one-, three-, five- and ten-year periods ending April 30, 2010 (at both net asset value and market price). They further concluded, on the basis of the limited universe of comparable funds, that the expense ratio of the Fund was as low as, or lower than, those of the Fund's direct competitors. Accordingly, the
Directors concluded that the performance of the Fund was at least satisfactory.

3. The Costs to Martin Currie of its Services and the Profits Realized by Martin
Currie from its Relationship with the Fund

The Directors considered the profitability of the advisory arrangement with the
Fund to Martin Currie. The Directors had been provided with general data on the
Fund's profitability to Martin Currie. They first discussed with representatives of Martin Currie the methodologies used in computing the costs that formed the bases of the profitability calculations. Concluding that these methodologies were acceptable, they turned to the data provided. After discussion and analysis, they concluded that, to the extent that Martin Currie's relationship with the Fund had been profitable, the profitability was in no case such as to render the advisory fee excessive. The Directors also discussed whether the compensation of Martin Currie personnel was at an appropriate level to retain and motivate employees.

In considering whether Martin Currie benefits in other ways from its relationship with the Fund, the Directors noted that, other than the advisory fees payable to Martin Currie under the Advisory Agreements, there is no other investment advisory, brokerage, or other fee received or receivable by Martin
Currie or its affiliates from the Fund. The Directors concluded that, to the extent that Martin Currie derives other benefits from its relationship with the
Fund, those benefits are not so significant as to render the adviser's fees excessive.

4. The Extent to which Economies of Scale would be Realized if and as the Fund
Grows and Whether the Fee Levels in the Listed Management Agreement Reflect
these Economies of Scale

On the basis of their discussions with Martin Currie's management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that Martin Currie was likely to realize economies of scale in the management of the Fund as it grows in size.
It was noted in the Board's discussion with representatives of Martin Curie that
Martin Currie's assets under management from its China business had increased substantially and as such Martin Currie had realized economies of scale from managing more China portfolios for more clients. It was noted that these economies of scale were shared with the Fund because they had enabled Martin
Currie to develop centralized dealing facilities that pool transactions across all of its clients. In addition, the economies were reflected in the breakpoint in the Fund's fee structure.

                                       35

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In order to better evaluate the Fund's advisory fees, the Directors had requested comparative information with respect to fees paid by similar funds,
i.e., public funds that invest in China. The Directors found that, because of the distinctive nature of the Fund, the universe of similar funds was limited;
the total number of comparable funds, which included the Fund, was seventeen.

They also noted that there are no other public funds with a dedicated direct investment component that provide a fee comparison. It was noted that the closest comparison would be private equity funds and those funds normally have a base fee of 2% of assets and an incentive based fee based on gains realized on portfolio investments, and thus, the Directors determined that the Direct
Investment Management Fee compares favorably with the fees of private equity funds. It was also noted that, while the Direct Investment Management Fee is higher than the fees paid by other public funds, the Listed Investment
Management Fee compared favorably with management fees of other similar public funds and the effective combined fees under the Listed Management Agreement and the Direct Management Agreement were lower than the fees for most other similar public funds. The Directors noted that the Fund's total expense ratio was lower than most of the comparable funds' total expense ratios. The Directors concluded that the limited data available provided some indirect confirmation of the reasonableness of Martin Currie's fees.

APPROVAL OF THE ADVISORY AGREEMENTS

The Directors approved the continuance of the Fund's Advisory Agreements with
Martin Currie after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by
Martin Currie were appropriate, that the performance of the Fund had been at least satisfactory, and that Martin Currie could be expected to provide services of high quality. As to Martin Currie's fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund's relationship with Martin Currie was not so profitable as to render the fees excessive, that any additional benefits to
Martin Currie were not of a magnitude materially to affect the Directors'
deliberations, and that the fees adequately reflected shared economies of scale with the Fund.

                                       36

DIVIDENDS AND DISTRIBUTIONS;
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund will distribute to shareholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend
Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each shareholder will automatically be a participant (a "Participant") in the Plan unless Computershare Trust Company, N.A., the Plan Agent, is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, paid in cash. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in
U.S. dollars mailed directly to the shareholder by Computershare Trust Company,
N.A., as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare
Trust Company, N.A. c/o The China Fund, Inc. at P.O. Box 43078, Providence,
Rhode Island 02940-3078, by telephone at 1-800-426-5523 or via the Internet at
www.computershare.com/investor.

The Plan will operate whenever a dividend or distribution is declared payable only in cash or in cash or shares of the Fund's common stock, but it will not operate with respect to a dividend or distribution declared payable only in shares of the Fund's common stock (including such a declaration that provides an option to receive cash).

Computershare Trust Company, N.A ("Computershare" or the "Plan Agent") act as
Plan Agent. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, non-
participants in the Plan will receive cash and participants in the Plan will receive Common Stock. The shares of common stock issued by the Fund will be valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then shares will be valued at 95% of the market price. If the net asset value per share of the common stock on the valuation date exceeds the market price, participants will be issued shares at market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan
Agent will, as purchasing agent for the participants, buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the
Plan Agent annually, in any amount from $100 to $3,000 for investment in the
Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on January 15 of each year or the next trading day if January 15th is not a trading day. Participants may make voluntary cash payments by sending a check (in U.S. dollars and drawn on a
U.S. Bank) made payable to "Computershare" along with a completed transaction form which is attached to each statement a Participant receives. The Plan Agent will not accept cash, traveler's checks, money orders or third party checks. Any voluntary cash payments received more than thirty-five days prior to such date will be returned by the Plan Agent, and interest will not be paid on any such amounts. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately two days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested. In the event that a Participant's check for a voluntary cash payment is returned unpaid for any reason, the Plan
Agent will consider the

                                       37

DIVIDENDS AND DISTRIBUTIONS;
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

request for investment of such funds null and void, and shall immediately remove from the Participant's account those shares, if any, purchased upon the prior credit of such funds. The Plan Agent shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Plan Agent shall be entitled to sell such additional shares from the Participant's account as may be necessary to satisfy the uncollected balance.

The Plan Agent will confirm in writing, each trade for a Participant's account and each share deposit or share transfer promptly after the account activity occurs. The statement will show the number of shares held, the number of shares for which dividends are being reinvested, any cash received for purchase of shares, the price per share for any purchases or sales, and any applicable fees for each transaction charged the Participant. In the event the only activity in a Participant's account is the reinvestment of dividends, this activity will be confirmed in a statement on at least a quarterly basis. If the Fund pays an annual dividend and the only activity in a Participant's account for the calendar year is the reinvestment of such dividend, the Participant will receive an annual statement. These statements are a Participant's continuing record of the cost basis of purchases and should be retained for income tax purposes.

The Plan Agent will hold shares of common stock acquired pursuant to the Plan in non-certificated form in the name of the Participant for whom such shares are being held and each Participant's proxy will include those shares of common stock held pursuant to the Plan. The Plan Agent will forward to each Participant any proxy solicitation material received by it. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the name of such Participants and held for the account of beneficial owners who participate in the Plan. Upon a Participant's
Internet, telephone or written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates representing all full shares of common stock held by the Plan Agent pursuant to the Plan for the benefit of such Participant.

Participants will not be charged a fee in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent's transaction fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, Participants will be charged a per share fee (currently
$0.05) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and with purchases from voluntary cash payments made by the Participant. A $2.50 transaction fee and a per share fee of $0.15 will also be charged by the Plan
Agent upon any request for sale. Per share fees include any brokerage commissions the Plan Agent is required to pay.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan,
Participants should consult with their own tax advisors.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and
Exchange Commission or any other regulatory authority, only by mailing to the
Shareholders appropriate written

                                       38

DIVIDENDS AND DISTRIBUTIONS;
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

notice at least 30 days prior to the effective date thereof. The amendment or supplement shall de deemed to be accepted by the Participants unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of a Participant's account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor
Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor Plan Agent for the purposes of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for the Participants' accounts, all dividends and distributions payable on the shares of common stock held in the Participants' name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

Requests for copies of the Plan, which sets forth all of the terms of the Plan, and all correspondence concerning the Plan should be directed to Computershare
Trust Company, N.A., the Plan Agent for The China Fund, Inc., in writing at P.O.
Box 43078, Providence, Rhode Island, 02940-3078, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

                                       39

DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following table provides information concerning each of the Directors of the
Fund. The Board of Directors is comprised of Directors who are not interested persons of the Fund, as that term is defined in Section 2(a)(19) of the
Investment Company Act of 1940, as amended. The Directors are divided into three classes, designated as Class I, Class II and Class III. The Directors in each such class are elected for a term of three years to succeed the Directors whose term of office expires. Each Director shall hold office until the expiration of his term and until his successor shall have been elected and qualified.

                                                 PRINCIPAL           NUMBER OF
NAME (AGE) AND                                 OCCUPATION(S)       FUNDS IN THE
ADDRESS OF                      DIRECTOR       OR EMPLOYMENT        COMPLEX (1)    OTHER DIRECTORSHIPS/
DIRECTORS          POSITION(S)    SINCE            DURING           OVERSEEN BY      TRUSTEESHIPS IN
OR NOMINEES FOR        HELD       (TERM          PAST FIVE         THE DIRECTOR       PUBLICLY HELD
DIRECTOR            WITH FUND     ENDS)            YEARS            OR NOMINEE          COMPANIES
---------------    -----------  --------  -----------------------  ------------  -----------------------
James J.           Chairman of    1992    Attorney, Nomos (law           1       Fromageries Bel S.A.
  Lightburn        the           (2012)   firm) (2004-2006);
  (67)...........  Board and              Attorney, member of
  13, Rue          Director               Hughes Hubbard & Reed
  Alphonse de                             (law firm) (1993-2004).
  Neuville 75017
  Paris, France
Michael F.         Director       1992    Chairman, Holland &            1       The Holland Balanced
  Holland (66)...                (2013)   Company L.L.C.                         Fund, Inc.; Reaves
  375 Park Avenue                         (investment adviser)                   Utility Income Fund;
  New York,                               (1995-present).                        The Taiwan Fund, Inc.;
  New York 10152                                                                 State Street Master
                                                                                 Funds and State Street
                                                                                 Institutional
                                                                                 Investment Trust
William C. Kirby   Director       2007    Director, John K.              1
  (60)...........                (2011)   Fairbank Center for
  Harvard                                 Chinese Studies,
  University                              Harvard University
  CGIS South                              (2006-present);
  Building                                Chairman, Harvard China
  1730 Cambridge                          Fund (2006-present);
  Street                                  Harvard University
  Cambridge, MA                           Distinguished Service
  02138                                   Professor (2006-
                                          present); Dean of the
                                          Faculty of Arts and
                                          Sciences Harvard
                                          University (2002-2006).
Joe O. Rogers      Director       1992    Principal, Rogers              1       The Taiwan Fund, Inc.
  (61)...........                (2013)   International LLC                      (1986-present)
  2477 Foxwood                            (investment
  Drive                                   consultation) (July
  Chapel Hill, NC                         2001-present).
  27514
Nigel S. Tulloch   Director       1992    Director, The HSBC             1
  (64)...........                (2011)   China Fund Limited
  7 Circe Circle                          (1992-2005).
  Dalkeith
  WA6009
  Australia

   (1) The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

                                       40

DIRECTORS AND OFFICERS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OFFICERS OF THE FUND

The following table provides information concerning each of the officers of the
Fund.

                      POSITION(S)
NAME (AGE) AND            HELD       OFFICER    PRINCIPAL OCCUPATION(S) OR EMPLOYMENT
ADDRESS OF OFFICERS    WITH FUND      SINCE             DURING PAST FIVE YEARS
-------------------   -----------   ---------   -------------------------------------
Jamie Skinner (49)..  President     September   Director, Head of Client Services,
  Martin Currie                        2009     Martin Currie Investment Management
  Investment                                    Limited (October 2004-present).
  Management Saltire
  Court
  20 Castle Terrace
  Edinburgh EH1 2ES
  Scotland
  United Kingdom
Chris Ruffle (52)...  Vice           December   Director, MC China Limited (2006-
  Martin Currie       President        2008     present); Director, Heartland Capital
  Investment                                    Management Limited, (2006-present);
  Advisers Saltire                              Director, Martin Currie Investment
  Court                                         Management Limited (1995-2006).
  20 Castle Terrace
  Edinburgh, EH12ES
  Scotland
Shifeng Ke (45).....  Vice           December   Director, MC China Limited, (2006-
  Martin Currie       President        2008     present); Director, Heartland Capital
  Investment                                    Management Limited, (2006-present);
  Advisers Saltire                              Director, Martin Currie Investment
  Court                                         Management Limited (2004-2006).
  20 Castle Terrace
  Edinburgh, EH12ES
  Scotland
Bill Royer (44).....  Chief          January    Managing Director, Alternative
  Foreside            Compliance       2010     Investments and Chief Compliance
  Compliance          Officer                   Officer Services, Foreside Compliance
  Services, LLC                                 Services, LLC (November 2009-
  Three Canal Plaza,                            present); Acting General Counsel,
  Suite 100,                                    Baring Asset Management, Inc.
  Portland, ME 04101                            (December 2007-May 2008) and General
                                                Counsel and Member, Grantham, Mayo,
                                                Van Otterloo & Co., LLC (February
                                                1995-March 2005).
Laura F. Healy        Treasurer      December   Vice President, State Street Bank and
  (46)..............                   2008     Trust Company (July 2007-present);
  2 Avenue de                                   Senior Director, Investors Bank and
  Lafayette,                                    Trust Company (January 2002-July
  Boston, MA 02111                              2007).
Brian O'Sullivan      Assistant       March     Vice President, State Street Bank and
  (36)..............  Treasurer        2009     Trust Company (December 2006-
  801 Pennsylvania                              present); Assistant Vice President,
  Ave                                           State Street Bank and Trust Company
  Kansas City, MO                               (March 2004-December 2006).
  64105
Tracie A. Coop        Secretary        June     Vice President and Senior Counsel,
  (33)..............                   2010     State Street Bank and Trust Company
  4 Copley Place,                               (October 2007-present); Associate
  Boston, MA 02206                              Counsel and Manager, Natixis Asset
                                                Management Advisors L.P. (2006-2007);
                                                Associate Counsel, Natixis Asset
                                                Management Advisors L.P. (2005-2006).
Francine S. Hayes     Assistant        June     Vice President and Managing Counsel,
  (43)..............  Secretary        2005     State Street Bank and Trust Company
  4 Copley Place,                               (2004-present); Assistant Vice
  Boston, MA 02206                              President and Counsel, State Street
                                                Bank and Trust Company (2001-2004).

                                       41

THE CHINA FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

UNITED STATES ADDRESS
The China Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
P.O. Box 5049
Boston, MA 02206-5049
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
James J. Lightburn, Chairman of the Board and Director
Michael F. Holland, Director
William Kirby, Director
Joe O. Rogers, Director
Nigel S. Tulloch, Director
Jamie Skinner, President
Chris Ruffle, Vice President
Shifeng Ke, Vice President
Bill Royer, Chief Compliance Officer of the Fund
Laura Healy, Treasurer
Tracie A. Coop, Secretary
Brian O'Sullivan, Assistant Treasurer
Francine Hayes, Assistant Secretary

INVESTMENT MANAGER
Martin Currie Inc.

SHAREHOLDER SERVICING AGENT
The Altman Group

ADMINISTRATOR AND CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
Computershare Trust Company, N.A.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young, LLP

LEGAL COUNSEL
Clifford Chance US LLP

Item 2.  Code of Ethics.

(a)	The China Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

(a)	(1)
The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The name of the audit committee financial expert is Michael F. Holland. Mr. Holland has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal year ended October 31, 2010, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$105,000 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

For the fiscal year ended October 31, 2009, E&Y billed the Fund aggregate fees of US$85,000 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

(b)	Audit-Related Fees

For the fiscal year ended October 31, 2010, E&Y did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

For the fiscal year ended October 31, 2009, E&Y did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

(c)	Tax Fees

For the fiscal year ended October 31, 2010, E&Y billed the Fund aggregate fees of US$10,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal year ended October 31, 2009, E&Y billed the Fund aggregate fees of US$10,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d)	All Other Fees

For the fiscal years ended October 31, 2010 and October 31, 2009, E&Y did not bill the Fund for other fees.

(e)          The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent accountants may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).  All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended October 31, 2010 and October 31, 2009, respectively, were pre-approved by the Audit Committee.

For the fiscal years ended October 31, 2010 and October 31, 2009, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)           Not applicable.

(g)          For the twelve months ended June 30, 2010, Ernst & Young provided non-audit services to certain entities in the Fund’s Investment Company Complex that were not required to be pre-approved by the Fund’s Audit Committee.  These services primarily include: (1) tax advisory amounts of $450,512, (2) tax compliance amounts of $325,056 and (3) other advisory fees of  $57,753 related to performance improvement.

For the twelve months ended June 30, 2009, Ernst & Young provided non-audit services to certain entities in the Fund’s Investment Company Complex that were not required to be pre-approved by the Fund’s Audit Committee.  These services primarily include: (1) tax advisory amounts of $343,347,  (2) tax compliance amounts of $700,323 and (3) other advisory fees of  $257,088 related to performance improvement.

(h)          The Fund’s Audit Committee has determined that the provision of non-audit services by E&Y to State Street Bank and Trust Company is compatible with maintaining E&Y’s independence.

Item 5.  Audit Committee of Listed Registrants.

(a)           The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The members of the Fund’s audit committee are Michael F. Holland, William Kirby, James J. Lightburn, Joe O. Rogers, and Nigel Tulloch.

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 12(a)(4) are copies of the proxy voting policies and procedures of the Fund and its investment adviser, Martin Currie, Inc.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of December 31, 2010, the portfolio managers of the registrant are as follows:

Chris Ruffle
Director
Portfolio manager, China and Taiwan
Investment experience: 23 years

Mr. Chris Ruffle serves as the portfolio manager for the Fund’s portfolio of listed and direct securities. Mr. Ruffle joined Martin Currie in 1994. He is a Chinese and Taiwanese equity specialist with over 15 years investment experience in Asia. Fluent in Mandarin, Mr. Ruffle has worked in the Far East since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg’s office in Taiwan. Mr. Ruffle also manages The Martin Currie China Hedge Fund and the China “A” Share Fund.

Shifeng Ke
Director
Portfolio manager, China and Taiwan
Investment experience: 13 years
Mr. Shifeng Ke serves as the portfolio manager for the Fund’s portfolio of listed and direct securities. Mr. Ke joined Martin Currie’s Asia team in 1997 and, until 2002, co-managed the China Heartland Fund, which at that time was the only offshore fund to access China’s A-share market. In 2006, Martin Currie, Chris Ruffle and Shifeng established MC China Limited: a joint venture dedicated to running its range of specialist China strategies. He is co-manager of the Fund, Martin Currie’s A-share products, Martin Currie’s China Hedge Fund and the micro-cap China Development Capital Partnership. Shifeng practiced law before moving to China’s ministry of labor and social security in 1990, where he worked to develop an investment policy for pension funds.

(a)(2)

Chris Ruffle
As of October 31, 2010, Chris Ruffle managed 2 mutual funds with a total of approximately US$1,146 million in assets; 6 pooled investment vehicles other than mutual funds with a total of approximately US$1,332 million in assets; and 15 other accounts with a total of approximately US$2,738 million in assets.

Of these other pooled investment vehicles, 3 vehicles with a total of approximately US$304 million in assets, had performance based fees.

Of these other accounts, 6  with a total of approximately US$728 million in assets, had performance based fees.

Shifeng Ke
As of October 31, 2010, Mr. Ke managed 2 mutual funds with a total of approximately US$1,146 million in assets; 6 pooled investment vehicles other than mutual funds with a total of approximately US$1,332 million in assets; and 15 other accounts with a total of approximately US$2,738 million in assets.

Of these other pooled investment vehicles, 3 funds with a total of approximately US$304 million in assets, had performance based fees.

Of these other  accounts, 6 with a total of approximately US$728 million in assets, had performance based fees.

Conflicts of Interest:

Messrs. Ruffle’s and Ke’s simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. The Investment Manager, however, believes that sufficient controls, policies and systems are in place which address such conflicts.

The Investment Manager has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.  In addition, the Investment Manager has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Compensation:

Messrs. Ruffle’s and Ke’s compensation consists of a base salary together with an additional element of remuneration dependent upon the performance of the accounts that each individual manages.

Ownership of Securities:  The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of October 31, 2010.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned

Chris Ruffle	$500,001 - $1,000,000
Shifeng Ke	$100,001 - $ 500,000

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:	/s/ Jamie Skinner
Jamie Skinner
President of The China Fund, Inc.

Date:	January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jamie Skinner
Jamie Skinner
President of The China Fund, Inc.

Date:	January 7, 2011

By:	/s/ Laura F. Healy
Laura F. Healy
Treasurer of The China Fund, Inc.

Date:	January 7, 2011